Exhibit 99.1

Leading the Next Frontier in Precision Cardiovascular Medicine 2026 NASDAQ: CDIO 1

Certain statements and information included in this presentation constitute "forward - looking statements" within the meaning of the Private Securities Litigation Act of 1995 . When used in this presentation, the words or phrases

“will”, "will likely result," "expected to," "will continue," "anticipated," "estimate," "projected," "intend," “goal,” or similar expressions are intended to identify "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements are subject to certain risks, known and unknown, and uncertainties, many of which are beyond the control of Cardio Diagnostics Holdings, Inc . (the “Company”) . Such uncertainties and risks include, but are not limited to, our ability to successfully execute our growth strategy, changes in laws or regulations, economic conditions, dependence on management, dilution to stockholders, lack of capital, the effects of rapid growth upon the Company and the ability of management to effectively respond to the growth and demand for products and services of the Company, newly developing technologies, the Company’s ability to compete, regulatory matters, protection of technology, the effects of competition and the ability of the Company to obtain future financing . Actual results and events may differ significantly from results and events discussed in forward - looking statements . An extensive list of factors that can affect future results are discussed in the Annual Report on Form 10 - K for the period ended December 31 , 2025 , under the heading “Risk Factors” in Part I, Item 1 A thereof, in the Quarterly Report on Form 10 - Q for the period ended June 30 , 2026 , under the heading “Risk Factors” in Part II, Item 1 A thereof, and other documents filed from time to time with the Securities and Exchange Commission . Such factors could materially adversely affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed within this presentation . The Company is not making any projections, nor providing any guidance, with regard to its future consolidated results of operations or financial condition . Any prior projections, however communicated, that may have been made in the past bear no relationship to the Company’s current consolidated results and financial condition, nor the underlying facts and circumstances related thereto, and should not be relied upon for any purpose . Forward - Looking Statements and Disclaimers 2

Commercial Lifecycle of Diagnostic Tests 3 Scientific Validatio n Regulatory Requirement s Reimbursemen t and Coverage Physician Adoption and Clinical Guidelines Behavioral and Workflow Integration

Toward a World Where Cardiovascular Disease Isn’t the #1 Killer Our Mission: To make cardiovascular disease prevention and early detection more accessible, personalized and precise. Our Vision: Precision cardiovascular medicine, powered by artificial intelligence and multi - modal technologies , transforms the care continuum - improving outcomes, reducing costs, and easing the global burden of heart disease. THE CARE CONTINUUM Risk Assessment Risk Management Early Diagnosis Medical Management & Lifestyle Modifications Monitor Effectiveness Ongoing Evaluation 4

To our knowledge, we have developed the first and only commercial solutions leveraging epigenetics and AI for cardiovascular disease prevention and early detection Strong and growing pipeline supported by ongoing studies and new product development Robust IP portfolio Diversified US and international commercialization strategy Meaningful reimbursement milestones and progress Experienced leadership team with expertise across diagnostics, AI, and commercialization Significant opportunity to scale operations Commercially available, clinically validated tests, with growing adoption Over $175B TAM across Epi+Gen CHD and PrecisionCHD ⁽ ¹ ⁾ Corporate Highlights 5 ⁽ ¹ ⁾ Internal estimate TAM was calculated by multiplying the CMS final gapfill rate with the estimated Americans eligible for the test. Price for te st can vary for patients and organizations.

# Leadership



## Warren Hosseinion, MD

### Chairman

President, Nutex Health, Inc. (NUTX)
Co-founder of Astrana Health (ASTH)
Director and former CEO of Clinigence Holdings (CLNH)
MD from Georgetown University School of Medicine



## Meesha Dogan, PhD

### CEO & Director

Co-founder of Cardio Diagnostics
Co-inventor of the AI-Driven Multi-Omics Engine™
16+ years bridging engineering, AI and medicine
PhD in Biomedical Engineering from the University of Iowa



## Robert Philibert, MD PhD

### CMO & Director

Co-founder of Cardio Diagnostics
Co-inventor of the AI-Driven Multi-Omics Engine™
NIH-trained molecular biologist
MD & PhD in Neuroscience from the University of Iowa



## Tim Dogan, PhD

### CTO

Founding engineer of Cardio Diagnostics
Co-inventor of the AI-Driven Multi-Omics Engine™
16+ years in AI and high performance computing systems
PhD in Mechanical Engineering from the University of Iowa



## Elisa Luqman, JD MBA

### CFO

Chief Legal Officer (SEC), Nutex Health, Inc. (NUTX)
Co-founder of bigVault Storage Technologies (acquired)
JD & MBA in Finance from Hofstra University
Licensed in NY/NJ and FL Corp Counsel

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# Cardiovascular Disease Remains the Leading Cause of Death Globally Despite Being Largely Preventable

| | |
|---|---|
| **1 in 2** | By 2035, approximately 45% of the US population (or over 131 million people) is projected to have some form of cardiovascular disease, bringing the rate close to 1 in 2 [(1)] |
| **$2T** | In the US alone, cardiovascular disease costs the healthcare system $233 billion annually in direct medical costs and an additional $185 billion in lost productivity, with total costs projected to approach $2 trillion by 2050 [(1)(2)] |
| **80%** | Following a healthy lifestyle may prevent ~80% of premature cardiovascular disease events such as a heart attack [(3)] |
| **~35K** | Only about 35,000 cardiologists are practicing in the US, far short of the growing demand for cardiovascular care [(4)] |

[(1)] American Heart Association
[(2)] CDC
[(3)] World Health Organization
[(4)] Kaiser Family Foundation, 2024

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⁽ ¹ ⁾ American Heart Association ⁽ ² ⁾ Haidar, A et al., The American Journal of Cardiology Jan 2025, /doi.org/10.1016/j.amjcard.2024.10.003 ⁽ ³ ⁾ CDC Employers Patients In the US, he art disease is responsible for approximately 920,000 deaths in 2023, which equates to 1 in every 3 deaths ⁽ ¹ ⁾ Cardi ovascular disease is one of the largest cost centers in healthcare, accounting for approximately $233 billion annually in direct medical spending in the US ⁽ ³ ⁾ In addition to increasing premiums and direct medical costs, heart disease leads to an average of 13 lost workdays per year per patient ⁽ ¹ ⁾ Payers Physicians & Health Systems In 2021 alone, there were approximately 4.7 million cardiovascular - related hospitalizations, representing one of the largest drivers of acute care volume nationwide ⁽ ² ⁾ The Burden of Cardiovascular Disease is Immense and Growing 8

# Multi-Omics: Epigenetics + Genes = An Individual's Unique Molecular Fingerprint


20%
80%
Inherited (Genetics)
Lifestyle & Environment (Epigenetics)

### GENETICS (SINGLE NUCLEOTIDE POLYMORPHISMS)

- Inherited from parents
- <20% of risk for cardiovascular disease is driven by genetics[1]
- Does not change over time (i.e., not dynamic, non-modifiable)

### EPIGENETICS (DNA METHYLATION)

- Influenced by lifestyle & environment
- Larger driver of risk for cardiovascular disease as compared to genetics
- Largely confounded by genetics
- Changes over time (i.e, dynamic, modifiable - similar to HbA1c)

We pioneered this approach to measure and quantify an individual's unique molecular fingerprint to enable more precise clinical care

[1] Sum heritability from Hou, K et al., Nature Genetics Aug 2019, /doi.org/10.1038/S41588-019-0465-0

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Our Engine, designed and built over 14+ years, provides a scalable foundation for sustained product expansion, clinical impact, and long - term value creation Data • High - quality clinical and molecular samples and database • Ongoing studies for interventions and new modalities Identification of Robust Biomarkers AI Platform • Non - linear biomarker mining • Assay development modeling Lab Technology • Custom, proprietary assays • High precision measurements with state - of - the - art technology Product • Lab testing of biomarkers using assays • AI models interpret biomarkers and provide patient - specific insights Development of Clinical Tests Our AI - Driven Multi - Omics EngineTM Turns Molecular Fingerprints Into Actionable Clinical Insights 10

Beyond Multi - Omics: A More Complete Picture of Cardiovascular Health The platform we’re building: a detection and monitoring platform that catches cardiovascular risk and disease earlier and with high precision, tracks how each patient’s profile changes over time, and matches patients to interventions. CURRENT PLATFORM Multi - Omics High Precision Intervention - Sensitive Scalable EXPANDING CURRENT PLATFORM Multi - Modal Multi - Scale Precision Monitoring Therapy Response Quantification 11

PATENT FAMILIES Detecting Predisposition to CVD Predicting & Monitoring CVD Diabetes Prediction & Monitoring Algorithm for Determining Mortality IP Portfolio: Patents, Trade Secrets & Proprietary Assets TRADE SECRETS & PROPRIETARY ASSETS Digital Healthcare Dashboard AI Platform Proprietary Reagents DNA Bank & Databank Algorithms Granted patents in 12 jurisdictions with multiple granted patents in the US and Australia 15 pending applications in 11 jurisdictions Portfolio status as of August 2026 and includes patent licensed from the University of Iowa 12 10 pending applications in 10 jurisdictions 10 pending applications in 10 jurisdictions Acute Coronary Syndrome Pending international PCT application US provisional patent application pending Copyrights PrecisionCHD Test 11 pending applications in 11 jurisdictions

# Cardio Diagnostics' AI-Powered Clinical Tests

## Epi+Gen CHD™

**Risk Stratification [1]**

To our knowledge, Epi+Gen CHD is the first and only commercially available blood test capable of assessing the three-year risk of a coronary heart disease event, including a heart attack

## PrecisionCHD™

**Diagnostic Aid [2]**

To our knowledge, PrecisionCHD is the first and only commercially available blood test capable of detecting obstructive and non-obstructive coronary heart disease

Coupled to our Actionable Clinical Intelligence™ platform that provides patient-specific insights into the molecular drivers of disease

**Radiation Free** • **Easy to Access (remote/onsite)** • **No Fasting**

[1] Dogan et al., 2021 Epigenomics
[2] Philibert R et al., 2023, Journal of American Heart Association

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# Epi+Gen CHD™ Risk Stratification Test (Rx Only)

Intended for those between 35-75 years old with no history of CHD

## 146M

Americans estimated to be eligible for the test [1]

## Easy to Interpret

Risk category and percentage results

**2.4x** more sensitive for women

**1.7x** more sensitive for men

compared to the average sensitivity of the Framingham Risk Score and the ASCVD Pooled Cohort Equation, the two common risk calculators used by clinicians [2]

## Up to $42K

**cost savings**

per quality adjusted life year (QALY) [3]

[1] Internal estimate
[2] Dogan et al., 2021 Epigenomics
[3] Jung Y et al., 2021, Epigenomics - cost savings were not calculated for a specific payer

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# PrecisionCHD™ Diagnostic Aid Test (Rx Only)

Intended for those between 35-80 years old presenting to be evaluated for CHD

**60M**

Americans estimated to be eligible for the test [1]

**Easy to Interpret**

Signal detected or not detected result

**1.3x** more sensitive for women

**1.4x** more sensitive for men

compared to the average sensitivity of a stress ECG [2]

**~$113M**

**cost savings**

in the first year if PrecisionCHD used as the primary method of initial CHD assessment for one million lives [3]

(1) Internal estimate
(2) Philibert et al., 2023 JAHA
(3) Frisvold D et al., 2024, Advances in Therapy - cost savings were not calculated for a specific payer

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The use of Epi+Gen CHD and PrecisionCHD could save lives and reduce costs associated with cardiovascular disease Our Tests Offer a Scalable, Novel Approach for Cardiovascular Disease Prevention and Detection Not one and done Fast and convenient First - of - its - kind No exposure to ionizing radiation 16

# A Robust and Growing Evidence Base for Epi+Gen CHD™ and PrecisionCHD™

## PUBLISHED

**Clinical validations:** rigorous studies in partnership with leading health systems

**Economic evidence:** demonstrating cost effectiveness and cost savings

**Monitor treatment effectiveness:** evidence demonstrating the utility of the tests

PEER-REVIEWED IN

Epigenomics
JAHA Journal of the American Heart Association
Advances in Therapy
processes
genes

## IN PROGRESS

**INOCA detection:** use of PrecisionCHD™ to detect non-obstructive coronary heart disease

PRELIMINARY DATA PRESENTED [1] · EXPECTED TO COMPLETE IN 3–6 MONTHS

**Multi-modal & multi-scale:** combining imaging with PrecisionCHD™ for mortality prediction

PRELIMINARY DATA PRESENTED [2] · EXPECTED TO COMPLETE IN 3–6 MONTHS

**Precision monitoring:** uncertainty quantification (UQ) demonstrating robustness of digital PCR in detecting methylation change over time

EXPECTED TO COMPLETE IN 2027

## PLANNED

**Inform & monitor treatment:** use of PrecisionCHD™ to inform treatment and monitor treatment effectiveness

**Clinical utility:** studies demonstrating the use of the tests to inform and guide patient management

**Cost savings & ROI:** studies to further demonstrate the financial impact of utilizing the tests

(1) Synergistic Effects of Combining Methylation Data with Imaging Data in Predicting Mortality of Acute Coronary Syndrome (ACS) Patients, poster presented at the American College of Cardiology Annual Scientific Session (ACC.25), 2025
(2) Data presented at the American Heart Association Scientific Sessions, New Orleans, LA, November 2025

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2a 2b 1a 1b REMOTE Telemedicine provider orders test for patient At - home lancet sample collection kit shipped to patient A Highly Scalable Testing and Reporting Process PROVIDER SETTINGS Lancet and/or vacutainer sample collection kits shipped to provider/healthcare organization Provider/healthcare organization orders tests 3 Blood sample collected 4 Sample shipped to Cardio Diagnostics lab 5 Lab performs testing 6 Patient report generated 7 Patient report shared with ordering provider 18

# In-House Test Processing Has Begun in Our Company-Owned CLIA Lab to Lower Costs and Increase Testing Capacity

### CLIA conditions met

Survey found no deficiencies; state licenses (CA, MD, PA, RI) obtained

### ~30% reduction in cost

Initial lab COGS reduction by ~30% with additional reduction expected with scale

### ~7-10 business days TAT

Turn around time (TAT) from sample receipt

### Increased testing capacity

Space to increase infrastructure and automation to increase capacity

### Expand research studies

Expand research efforts for ongoing and future studies in precision monitoring of cardiovascular health

### Expand testing menu

Leverage lab infrastructure to offer other testing services to diversify revenue

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# Epi+Gen CHD™ and PrecisionCHD™
## US Market Opportunity

### Epi+Gen CHD™

**$854** × **146M**

final CMS payment rate × estimated eligible Americans [1]

=

**~125B**

total addressable US market [1]

### PrecisionCHD™

**$854** × **60M**

final CMS payment rate × estimated eligible Americans [1]

=

**~51B**

total addressable US market [1]

**~40% target gross margin at scale**

[1] Internal estimate

TAM was calculated by multiplying the CMS final gapfill rate with the estimated Americans eligible for the test. Price for test can vary for patients and organizations. Market opportunity reflects potential, not current or near-term revenue.

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Commercial Targets in the US Employers/Unions Offering remote and heart health fair options to drive engagement and utilization among employees Telemedicine and onsite options primarily with internists, PCPs and preventive cardiologists Providers and Health Systems Channel Partners Strategic partnerships focused on increasing awareness, education and access 21 Government Partnering with government departments focused on improving the health of Veterans, military members, and American Indian and Alaska Native communities

# Opportunistic Global Expansion Through Partnerships

**Partnership progress in India with Aimil Ltd and Dr. Lal PathLabs**

Aimil

Aimil to introduce PrecisionCHD to their extensive healthcare network

Dr Lal PathLabs

Dr. Lal PathLabs will be offering PrecisionCHD and has 290+ clinical labs and 300+ MD pathologists in their internal network

**In active discussions for additional international partnerships that could be realized in the near-term**

- Exploring other partner-led international expansion opportunities in Asia, Middle East and Africa
- Significant global addressable market opportunity
- Opportunity to diversify revenue beyond the US market

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# Major Reimbursement Milestones Achieved and Underway for Both Tests

● Completed ● In progress

**1 — COMPLETED**

**CPT PLA Code Assigned (January 2024)**

0439U: Epi+Gen CHD™

0440U: PrecisionCHD™

**2 — COMPLETED**

**CMS Final Payment Rate Set (December 2025)**

**$854** per test

(both codes)

**3 — COMPLETED**

**In-Network Coverage (June 2026)**

Atlas Healthcare Physicians started covering tests with prior authorization

**4 — COMPLETED**

**Out-of-Network Billing (July 2026)**

Established capability to submit out-of-network claims

**5 — IN PROGRESS**

**Medicare Coverage Determination**

Pursuing Medicare coverage determination

**6 — IN PROGRESS**

**Commercial Payers**

Engaging commercial payers for potential pilot programs

Listed milestones are not exhaustive; US healthcare reimbursement journey is long and complex.

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For more information, please email: investors@cdio.ai 24